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                                                                    EXHIBIT 10.1

                           Eighth Waiver and Amendment
                             As of February 13, 2001


THOMASTON MILLS, INC.
115 East Main Street
Thomaston, Georgia 30286

                  Re: Loan and Security Agreement dated as of July 27, 1999 among Thomaston Mills, Inc., as Borrower, the Lenders party thereto, Foothill Capital Corporation and General Electric Capital Corporation, as Co-Agents, and Foothill Capital Corporation, as Agent, as modified and amended by that certain Waiver and Consent dated as of September 16, 1999, as further modified and amended by that certain Second Waiver and Amendment dated as of December 31, 1999, as further modified and amended by that certain Third Waiver and Amendment dated as of February 9, 2000, as further modified and amended by that certain Fourth Waiver and Amendment dated as of May 31, 2000, as further modified and amended by that certain Fifth Waiver and Amendment dated as of September 12, 2000, as further modified and amended by that certain Sixth Waiver and Amendment dated as of September 12, 2000, as further modified and amended by that certain Seventh Waiver and Amendment dated as of September 29, 2000 (the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement)

Gentlemen:

                  You have requested that the Lenders waive compliance by the Borrower with Section 6.9 of the Loan Agreement, Taxes, to permit the Borrower to pay its real property taxes for the year ended December 31, 2000 no later than September 30, 2001. Subject to the conditions set forth below, the Lenders have agreed to such waiver of compliance by the Borrower with Section 6.9 of the Loan Agreement solely to permit the Borrower to pay its real property taxes for the year ended December 31, 2000 no later than September 30, 2001.

                  You have further requested that the Lenders waive compliance by the Borrower with Section 7.20(a) of the Loan Agreement, Minimum EBITDA, and
Section 7.20(b) of the Loan Agreement, Tangible Net Worth, for the fiscal months ended closest to November 30, 2000 and December 31, 2000. Subject to the conditions set forth below,


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the Lenders have agreed to such waivers of compliance by the Borrower with
Section 7.20 of the Loan Agreement solely with respect to the fiscal months ended closest to November 30, 2000 and December 31, 2000.

                  In addition, you have requested that the table in Section 7.20(a) of the Loan Agreement, Minimum EBITDA, be modified and amended, and such table is hereby modified and amended, to delete the covenants set forth therein for the periods reflected in the table below and to replace such covenants with the covenants as set forth in the table below:

--------------------------------------------------------------------------------
As of the fiscal month ended closest to:             Year-to-Date EBITDA:
--------------------------------------------------------------------------------
       January 31, 2001                                  ($1,462,000)
--------------------------------------------------------------------------------
       February 28, 2001                                 ($1,088,000
--------------------------------------------------------------------------------
       March 31, 2001                                     ($ 422,000)
--------------------------------------------------------------------------------
       April 30, 2001                                      $ 313,000
--------------------------------------------------------------------------------
       May 31, 2001                                       $1,025,000
--------------------------------------------------------------------------------
       June 30, 2001                                      $1,500,000
--------------------------------------------------------------------------------

                  In addition, you have requested that the table in Section 7.20(b) of the Loan Agreement, Tangible Net Worth, be modified and amended, and such table is hereby modified and amended, to delete the covenants set forth therein for the periods reflected in the table below and to replace such covenants with the covenants as set forth in the table below:

--------------------------------------------------------------------------------
As of the fiscal month ended closest to:             Tangible Net Worth:
--------------------------------------------------------------------------------
       January 31, 2001                                   $8,780,000
--------------------------------------------------------------------------------
       February 28, 2001                                  $7,902,000
--------------------------------------------------------------------------------
       March 31, 2001                                     $7,203,000
--------------------------------------------------------------------------------
       April 30, 2001                                     $6,988,000
--------------------------------------------------------------------------------
       May 31, 2001                                       $6,398,000
--------------------------------------------------------------------------------
       June 30, 2001                                      $5,285,000
--------------------------------------------------------------------------------

                  In consideration of the foregoing the Borrower has agreed to provide to the Lenders on a weekly basis, no later than Wednesday of each week,
(a) a "backlog" report, in form and substance satisfactory to the Agent, summarizing all outstanding purchase orders from customers of the Borrower as of the immediately preceding Friday, and (b) a rolling thirteen (13) week cash flow report, in form and substance satisfactory to the Agent, summarizing actual cash receipts and disbursements and Availability for the immediately preceding week compared to the most recently delivered cash flow projections, together with a summary of projected cash flow receipts and disbursements and Availability for the next succeeding twelve (12) week period. In addition, the Borrower has agreed to provide to the Lenders promptly upon receipt thereof or upon the preparation thereof by the Borrower, copies of all material correspondence, offers and



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counter-offers related to the sale of, or expressions of interest in, all or any part of the Borrower or its assets. In addition, the Borrower has agreed that the Co-Agents intend to and will conduct quarterly appraisals of the Equipment and Inventory; provided, however, that it is the current intention of the Co-Agents that appraisals of the Inventory be limited to quarterly desk top appraisals and semi-annual full appraisals; provided further, that, at all times, the Co-Agents shall be entitled to conduct appraisals of the Collateral in their sole discretion. Section 4.6 of the Loan Agreement, Visits and Inspections, Section 6.2 of the Loan Agreement, Collateral Reporting, and
Section 6.3 of the Loan Agreement, Financial Statements, Reports, Certificates, are hereby modified and amended to the extent necessary to provide for such reporting requirements and appraisals.

                  This Eighth Waiver and Amendment shall be effective only if:
(a) after giving effect to this Eighth Waiver and Amendment, no Default or Event of Default then exists or would be caused thereby, (b) the Agent shall have received executed counterparts of this Eighth Waiver and Amendment from each Lender and the Borrower, (c) the Agent shall have received from the Borrower a waiver fee in the amount of $75,000, for the benefit of the Lenders, $25,000 to be allocated to each Lender (it being understood that, by executing the acknowledgment and consent below the Borrower consents to the Agent charging the Borrower's Loan Account for such fee and such fee shall thereafter accrue interest at the rate applicable to Advances under the Loan Agreement in accordance with Section 2.7(e) of the Loan Agreement), (d) the Agent shall have received evidence satisfactory to it that, after giving effect to any waivers granted by the SunTrust Lenders, there shall be no default or event of default under the SunTrust Loan Agreement and the loan documents related thereto.

                  Except as set forth above, all terms and conditions of the Loan Agreement and all Loan Documents shall remain in full force and effect and not be affected by this Eighth Waiver and Amendment, and the Lenders reserve the right to require strict compliance with the terms and conditions of the Loan Agreement and the related Loan Documents, including without limitation Sections
6.9 and 7.20 of the Loan Agreement.

                  This Eighth Waiver and Amendment shall be a Loan Document for all purposes.

                  This Eighth Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which, when taken together, shall constitute one in the same agreement. Delivery of a counterpart hereto by facsimile transmission shall be as effective as delivery of an original counterpart hereto.

                  If the above provisions are satisfactory to you, please execute this Eighth Waiver and Amendment as set forth below and return it to the Agent.

                       [signatures are on following page]


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                                    Very truly yours,

                                    FOOTHILL CAPITAL CORPORATION, a
                                    California corporation with an office in Atlanta, Georgia, as Agent, a Co-Agent and a Lender

                                    By:/s/
                                       -----------------------------------
                                    Title:
                                          --------------------------------

                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION, a New York corporation with an office in Atlanta, Georgia, as a Lender and a Co-Agent

                                    By:/s/
                                       -----------------------------------
                                    Title:
                                          --------------------------------

                                    BACK BAY CAPITAL FUNDING LLC, a
                                    Delaware limited liability company, as a Lender

                                    By:/s/
                                       -----------------------------------
                                    Title:
                                          --------------------------------


cc:      Jesse H. Austin, Esq.
         Lizanne Thomas, Esq.

Consented and Agreed as of the
13th day of February, 2001:

Thomaston Mills, Inc.

By:/s/
   ----------------------
         Title:
               -----------------

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